Defined Benefit Plan, Items Recognized in Accumulated Other Comprehensive Income (Loss) (Detail) - JPY (¥) ¥ in Millions	Mar. 31, 2015	Mar. 31, 2014
Schedule of Pension and Other Postretirement Benefits Recognized in Accumulated Other Comprehensive Income (Loss) [Line Items]
Actuarial gains (losses), net	¥ (33,386)	¥ (25,338)
Prior service cost, net	1,068	1,919
Transition obligation	(452)	(564)
Total	¥ (32,770)	¥ (23,983)